                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bank Notes                              3.4%
Certificates of Deposit                 7.8%
Commercial Paper                       63.9%
Us Government & Agency Securities       8.9%
Other                                  16.0%

COMPARATIVE MONTHLY AVERAGE YIELDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    Money Market Portfolio 30 day
                                                           yields    IBC Money Fund Comparable yields
January*                                                    3.86%                               4.48%
February                                                    4.30%                               4.37%
March                                                       4.42%                               4.34%
April                                                       4.33%                               4.32%
May                                                         4.27%                               4.29%
June                                                        4.30%                               4.31%
*Inception on January 5,
1999

TOP FIVE HOLDINGS
                                         PERCENT OF
SECURITY                  INDUSTRY       NET ASSETS
--------------------  ----------------  -------------
Duke Energy           Commercial Paper         3.9%
FCC National Bank        Bank Notes            3.4%
U.S. Bank             Certificates of
                          Deposit              3.4%
CBA (Del.) Finance,
 Inc.                 Commercial Paper         3.4%
American Express Co.  Commercial Paper         3.4%

TOP FIVE SECTORS
                            VALUE     PERCENT OF
SECTOR                      (000)     NET ASSETS
------------------------  ---------  -------------
Finance--Automotive       $  12,183        13.6%
International Banks          10,973        12.3%
Banks                         9,999        11.2%
U.S. Government & Agency
 Securities                   7,949         8.9%
Finance--Consumer             5,976         6.7%

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE YOUR MONEY BY INVESTING IN THIS PORTFOLIO.

The Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.
The annualized seven-day and thirty-day yields for the Portfolio as of June 30, 1999 were 4.35% and 4.30%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance.
Driven by strong consumer demand, the U.S. economy continued to surge ahead during the first six months of 1999. Despite a large drag from weak export demand, real gross domestic product soared by a 4.3% annual rate in the first quarter, following the rapid 6% gain posted in the fourth quarter of 1998. Most measures of manufacturing activity continue to gain momentum as solid domestic demand has offset weak export demand from financially troubled economies. Sales of motor vehicles remain at a record-setting pace. Despite a larger than expected increase in the Consumer Price Index for April, inflation has remained remarkably well behaved. On a year-over-year change basis, CPI is now up 2.1% with the core component up only 2.0% through May.
Following a period of rather stable short-term interest rates from January through May 1999, upward yield pressure began to manifest itself in June culminating in the Federal Reserve Board's action on June 30 to lift its target for Federal funds trading by 25 basis points to 5.00%. At the same time, the Federal Open Market Committee (FOMC) chose to switch to a directive that has no predilection as to near-term policy action. Such a posture is normal after changing the target level for Fed Funds trading and doesn't preclude the FOMC from changing the target again without the step of announcing a change in its bias.
We believe that the FOMC would be more comfortable if the real rate of economic growth in the U.S. were to slow from the 4% area to a more sustainable rate of 2.5% to 3.0%. Therefore, unless the economy soon shows signs of slowing on its own, we expect that further upward rate pressure could surface within the next nine months.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

On June 30, 1999, approximately 64 percent of the Portfolio was invested in high quality commercial paper, 9 percent in fixed-rate U.S. Federal agency obligations, 16 percent in overnight repurchase agreements and 11 percent in fixed rate short-term bank notes and negotiable certificates of deposit of financially strong commercial banks. At June 30, 1999, the Portfolio's weighted average maturity was 44 days and 88% of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity.
As always, we try to operate the Portfolio in a conservative style without the use of derivatives or structured notes, which might fluctuate excessively as interest rates change. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.
Looking ahead, at this time we anticipate no major adverse surprises in the rate of inflation. The continuing strong pace of U.S. economic activity combined with the recent Federal Reserve Board action is expected to produce moderately higher net yields for the Portfolio during the months ahead.
July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

 FACE                                                       AMORTIZED
AMOUNT                                                           COST
(000)                                                           (000)
---------------------------------------------------------------------

MONEY MARKET INSTRUMENTS (8.9%)
U.S. GOVERNMENT & AGENCY SECURITIES (8.9%)
  Federal Home Loan Bank:
$3,000   4.67%, 7/21/99...................................  $  2,992
 1,000   5.01%, 4/28/00...................................     1,000
  Federal Home Loan Mortgage Corp.:
 3,000   4.91%, 9/10/99...................................     2,971
 1,000   5.00%, 10/7/99...................................       986
                                                            ---------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $7,949)...     7,949
                                                            ---------
BANK NOTES (3.4%)
  BANKS (3.4%)
 3,000   FCC National Bank 4.96%, 9/23/99 (COST $3,000)...     3,000
                                                            ---------
COMMERCIAL PAPER (63.9%)
  ALUMINUM (3.3%)
 3,000   Aluminum Co. of America Corp. 4.80%, 8/4/99......     2,986
                                                            ---------
  CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (3.4%)
 3,000   John Deere Capital Corp. 4.82%, 7/8/99...........     2,997
                                                            ---------
  DIVERSIFIED FINANCIAL SERVICES (2.2%)
 2,000   General Electric Capital Corp. 4.78%, 7/6/99.....     1,999
                                                            ---------
  DIVERSIFIED MANUFACTURING (2.2%)
 2,000   Siemans Capital Corp. 4.92%, 9/30/99.............     1,975
                                                            ---------
  FINANCE--AUTOMOTIVE (13.6%)
 3,000   American Honda Financial 4.85%, 7/9/99...........     2,997
 1,225   BMW U.S. Capital Corp. 4.87%, 7/21/99............     1,222
 3,000   Daimler Chrysler 4.86%, 8/24/99..................     2,977
 2,000   Ford Motor Co. 4.74%, 7/13/99....................     1,997
 3,000   General Motors Acceptance Corp. 4.81%, 7/26/99...     2,990
                                                            ---------
                                                              12,183
                                                            ---------
  FINANCE--CONSUMER (6.7%)
 3,000   American Express Co. 4.83%, 7/7/99...............     2,998
 3,000   New Center Asset Trust 4.86%, 8/26/99............     2,978
                                                            ---------
                                                               5,976
                                                            ---------
  FINANCE--CORPORATE (3.3%)
 3,000   Ciesco LP 5.05%, 8/10/99.........................     2,983
                                                            ---------
  INSURANCE (6.4%)
 2,700   American General Corp. 4.81%, 8/30/99............     2,678
 1,000   MetLife Funding 5.00%, 7/23/99...................       997
 2,000   Prudential Insurance 4.75%, 7/16/99..............     1,996
                                                            ---------
                                                               5,671
                                                            ---------
  INTERNATIONAL BANKS (12.3%)
 2,000   ABN Amro NA Finance Corp. 5.05%, 9/2/99..........     1,982
 3,000   Abbey National North American Corp. 5.00%,
           9/8/99.........................................     2,971
 3,000   CBA (Del.) Finance, Inc. 4.81%, 7/6/99...........     2,998
 1,043   KFW International Finance 4.84%, 9/15/99.........     1,032
 2,000   UBS Finance 4.78%, 8/9/99........................     1,990
                                                            ---------
                                                              10,973
                                                            ---------
  INVESTMENT BANK/BROKER (2.2%)
 2,000   Goldman Sachs & Co. 5.06%, 8/20/99...............     1,987
                                                            ---------

 FACE                                                       AMORTIZED
AMOUNT                                                           COST
(000)                                                           (000)
---------------------------------------------------------------------
  RENTAL/LEASING COMPANIES (2.2%)
$2,000   International Lease Finance Corp. 4.78%,
           7/19/99........................................  $  1,995
                                                            ---------
  UTILITIES (6.1%)
 3,500   Duke Energy 5.65%, 7/1/99........................     3,500
 2,000   National Rural Utilities 5.14%, 10/5/99..........     1,973
                                                            ---------
                                                               5,473
                                                            ---------
TOTAL COMMERCIAL PAPER (COST $57,198).....................    57,198
                                                            ---------
CERTIFICATES OF DEPOSIT (7.8%)
  BANKS (7.8%)
 2,000   Deutsche Bank 5.10%, 2/17/00.....................     1,999
 3,000   U.S. Bank 4.92%, 9/29/99.........................     3,000
 2,000   Westdeutsche Landesbank 4.88%, 7/12/99...........     2,000
                                                            ---------
TOTAL CERTIFICATES OF DEPOSIT (COST $6,999)...............     6,999
                                                            ---------
REPURCHASE AGREEMENT (16.1%)
14,380   Goldman Sachs & Co. 4.76%, dated 6/30/99, due
           7/01/99, to be repurchased at $14,282,
           collateralized by U.S. Treaury Bonds, 10.75%,
           due 2/15/03, valued at $14,787
           (COST $14,380).................................    14,380
                                                            ---------
TOTAL INVESTMENTS (100.1%) (COST $89,526).................    89,526
                                                            ---------

OTHER ASSETS (0.3%)
  Cash..........................................  $      27
  Interest Receivable...........................        126
  Due from Adviser..............................         19        172
                                                  ---------
LIABILITIES (-0.4%)
  Dividends Payable.............................       (158)
  Professional Fees Payable.....................        (24)
  Administrative Fees Payable...................        (21)
  Custodian Fees Payable........................        (12)
  Other Liabilities.............................        (41)      (256)
                                                  ---------  ---------
NET ASSETS (100%)..........................................  $  89,442
                                                             ---------
                                                             ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 89,444,957 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)...................  $    1.00
                                                             ---------
                                                             ---------
NET ASSETS CONSIST OF:
Paid in Capital............................................  $  89,442
                                                             ---------
NET ASSETS.................................................  $  89,442
                                                             ---------
                                                             ---------

----------------------------------------------------------------
Interest rates disclosed for Commercial Paper represent effective yields at June 30, 1999.

----------------------------------------------------------------
At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                            NET
 COST   APPRECIATION   (DEPRECIATION)   APPRECIATION
(000)      (000)           (000)           (000)
------  ------------   --------------   ------------
$89,526     $--             $ --            $--

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                    PERIOD FROM
                                                            JANUARY 5, 1999* TO
                                                                  JUNE 30, 1999
                                                                    (UNAUDITED)
                                                                          (000)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                             $ 1,900
                                                                        ------
EXPENSES:
  Investment Advisory Fees                                                 117
  Less: Fees Waived                                                       (109)
                                                                        ------
  Net Investment Advisory Fees                                               8
  Administrative Fees                                                      101
  Professional Fees                                                         43
  Filing and Registration Fees                                              24
  Custodian Fees                                                            22
  Shareholder Reports                                                       16
  Directors' Fees and Expenses                                               1
                                                                        ------
    Net Expenses                                                           215
                                                                        ------
Net Investment Income                                                    1,685
                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 1,685
                                                                        ------
                                                                        ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    PERIOD FROM
                                                            JANUARY 5, 1999* TO
                                                                  JUNE 30, 1999
                                                                    (UNAUDITED)
                                                                          (000)
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $ 1,685
                                                                       -------
  Net Increase in Net Assets Resulting from Operations                   1,685
                                                                       -------
DISTRIBUTIONS:
  Net Investment Income                                                 (1,685)
                                                                       -------
  Total Distributions                                                   (1,685)
                                                                       -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                             88,661
 Distributions Reinvested                                                1,524
 Redeemed                                                                 (743)
                                                                       -------
 Net Increase in Net Assets Resulting from Capital Share
   Transactions                                                         89,442
                                                                       -------
 Total Increase in Net Assets                                           89,442

NET ASSETS:
  Beginning of Period                                                       --
                                                                       -------
  End of Period (Including undistributed net investment
    income of $0)                                                      $89,442
                                                                       -------
                                                                       -------
-------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                 88,661
      Shares Issued on Distributions Reinvested                          1,527
      Shares Redeemed                                                     (743)
                                                                       -------
    Net Increase in Capital Shares Outstanding                          89,445
                                                                       -------
                                                                       -------
-------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                    PERIOD FROM
                                                            JANUARY 5, 1999* TO
                                                                  JUNE 30, 1999
SELECTED PER SHARE DATA AND RATIOS                                  (UNAUDITED)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 1.000
                                                                       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                  0.021
                                                                       -------
  Total From Investment Operations                                       0.021
                                                                       -------
DISTRIBUTIONS
  Net Investment Income                                                 (0.021)
                                                                       -------
  Total Distributions                                                   (0.021)
                                                                       -------
NET ASSET VALUE, END OF PERIOD                                         $ 1.000
                                                                       -------
                                                                       -------
TOTAL RETURN                                                              1.79%
                                                                       -------
                                                                       -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                      $89,442
Ratio of Expenses to Average Net Assets                                   0.55%**
Ratio of Net Investment Income to Average Net Assets                      4.32%**
-------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                           $ 0.001
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                          0.83%**
  Net Investment Income to Average Net Assets                             4.04%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio which commenced operations on January 5, 1999. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Dividends to the shareholders of the Money Market Portfolio are accrued daily and are distributed on or about the 15th of each month. Distributions from the remaining Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                      FROM            MORE
                     FIRST        $500 MILLION        THAN
PORTFOLIO        $500 MILLION     TO $1 BILLION    $1 BILLION
--------------  ---------------  ---------------  -------------
Money Market           0.30%            0.25%           0.20%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

Effective April 26, 1999, Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") became the sub-adviser ("Sub-Adviser") of the Portfolio. As Sub-Adviser, MSDW Advisors is entitled to receive, as an annual sub-advisory fee, a portion of the investment advisory fees paid to MSDW Investment Management.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

F. SUPPLEMENTAL PROXY INFORMATION: On April 23, 1999, a special meeting of the shareholders of the Money Market Portfolio (the "Portfolio) of the Morgan Stanley Dean Witter Universal Funds, Inc. was held for the purpose of voting on the matter of approving Morgan Stanley Dean Witter Advisors Inc. as the sub-advisor to the Portfolio.

Of the 76,126,000 shares voted, 100% voted in the affirmative to this proposal.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
  Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited;
  Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
  Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.